UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 1, 2005


                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      1-12494                  62-154718
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
     of Incorporation)                 Number)             Indentification No.)

           Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421 (Address of principal executive office, including zip code)

                                 (423) 855-0001
              (Registrant's telephone number, including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     CBL & Associates Properties, Inc. (the "Company") announced on June 2, 2005, that it had closed on the acquisition of a 70% joint venture interest in Laurel Park Place in Livonia (Detroit), MI, from Schostak Brothers & Company, effective June 1, 2005. The Company issued special common units of CBL & Associates Limited Partnership (the "Operating Partnership") to Schostak
Brothers  & Company  as part of the total  consideration  paid for  Laurel  Park
Place.

     The Company issued 285,850 Series L Special Common Units ("L-SCUs") at a 25% premium to the average closing price of the Company's common stock for the five trading days immediately preceding the effective date of June 1, 2005, or $100.96 per unit. As a result of the issuance of the L-SCUs, the limited partnership agreement of the Operating Partnership was amended to set forth the terms of the L-SCUs.

     In accordance with the Fourth Amendment to Second Amended and Restated Agreement of Limited Partnership of CBL & Associates Limited Partnership, the L-SCUs are exchangeable at any time on a one-for-one basis for shares of the Company's common stock or, at the Company's election, their cash equivalent. When an exchange occurs, the Company assumes the limited partner's ownership interest in the Operating Partnership. The L-SCUs are entitled to receive an initial annual distribution of 6.0%, or $6.0576 per unit. At the earlier to occur of (i) when the distribution on the common units of the Operating Partnership equals or exceeds the annual L-SCU distribution rate of $6.0576 for four consecutive quarters or (ii) June 1, 2020, the L-SCUs will receive distributions thereafter at the rate equal to that paid on the common units. All other rights of the L-SCUs will remain unchanged.

     Apart  from  the  transactions   described  herein,  the  Company  and  its
affiliates have no other material relationships with Schostak Brothers & Company or any of its affiliates.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS


(a)      Financial Statements of Businesses Acquired

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

         None


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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CBL & ASSOCIATES PROPERTIES, INC.


                                                 /s/ John N. Foy
                                        -----------------------------------
                                                  John N. Foy
                                                 Vice Chairman,
                                        Chief Financial Officer and Treasurer
                                        (Authorized Officer of the Registrant,
                                           Principal Financial Officer and
                                             Principal Accounting Officer)


Date: June 7, 2005